SCHEDULE 13G

ISSUER:  VI Technologies, Inc.                              CUSIP NO.: 917920100


                                  EXHIBIT 2(A)


ITEM 2.  IDENTITY AND BACKGROUND.

              This statement is being filed by J.P. Morgan Partners (23A SBIC), LLC (formerly known as CB Capital Investors, LLC), a Delaware limited liability company (hereinafter referred to as "JPMP (23A SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP (23A SBIC) is engaged in the venture capital and leveraged buyout business. The Managing Member of JPMP (23A SBIC) is J.P. Morgan Partners (23A SBIC Manager), Inc. (formerly known as CB Capital Investors, Inc.), a Delaware corporation (hereinafter referred to as "JPMP (23A Manager)"), whose principal business office is located at the same address as JPMP (23A SBIC). JPMP (23A Manager) is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP (23A Manager).

              JPMP (23A Manager) is a wholly owned subsidiary of The Chase Manhattan Bank, a New York corporation (hereinafter referred to as "Chase Bank") which is engaged in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of Chase Bank.

              Chase Bank is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.




SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  VI Technologies, Inc.                              CUSIP NO.: 917920100


                                                                      SCHEDULE A

                  J.P. MORGAN PARTNERS (SBIC 23A MANAGER), INC.

                              EXECUTIVE OFFICERS(1)

President                                              Jeffrey C. Walker*
Executive Vice President                               Mitchell J. Blutt, M.D.*
Executive Vice President                               Arnold L. Chavkin*
Executive Vice President                               John M.B. O'Connor*
Managing Director                                      Dr. Dana Beth Ardi
Managing Director                                      Christopher C. Behrens*
Managing Director                                      Julie Casella-Esposito*
Managing Director                                      Rodney A. Ferguson*
Managing Director                                      Cornell P. French*
Managing Director                                      Michael R. Hannon*
Managing Director                                      Alfredo Irigoin*
Managing Director                                      Andrew Kahn*
Managing Director                                      Jonathan R. Lynch*
Managing Director                                      Stephen P. Murray*
Managing Director                                      Timothy Purcell*
Managing Director                                      Faith Rosenfeld*
Managing Director                                      Shahan D. Soghikian*
Managing Director                                      Timothy J. Walsh*
Managing Director                                      Richard D. Waters, Jr. *
Managing Director                                      Damion E. Wicker, M.D.*
Managing Director                                      Eric R. Wilkinson*
Senior Vice President and Assistant Secretary          James Hutter*
Senior Vice President and Assistant Secretary          Mounir Nahas*
Senior Vice President, Treasurer
  and Assistant Secretary                              Elisa R. Stein*
Vice President and Assistant Secretary                 Richard Madsen*
Vice President and Assistant Secretary                 Puneet Gulati*
Vice President and Assistant Secretary                 Thomas Szymoniak*
Vice President and Assistant Secretary                 Scott Kraemer*
Secretary                                              Anthony J. Horan**
Assistant Secretary                                    Robert C. Caroll**
Assistant Secretary                                    Denise G. Connors**
Assistant Secretary                                    Euisun Lisa Lee**
Assistant Secretary                                    Timothy Samson**


--------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  VI Technologies, Inc.                              CUSIP NO.: 917920100


                                  DIRECTORS(1)

                               Jeffrey C. Walker*


--------
(1) Each of whom is a United States citizen except for Messrs. Britts, Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.




SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  VI Technologies, Inc.                              CUSIP NO.: 917920100


                                                                      SCHEDULE B

                            THE CHASE MANHATTAN BANK

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer       William B. Harrison Jr.*
Vice Chairman                                           David A. Coulter*

Vice Chairman; Chairman, Investment Bank                Walter A. Gubert*
Vice Chairman                                           Thomas B. Ketchum*

Vice Chairman; Co-Chief Executive Officer,
  Investment Bank                                       Donald H. Layton*
Vice Chairman                                           James B. Lee Jr. *

Vice Chairman; Head of Finance, Risk Management
  and Administration                                    Marc J. Shapiro*
Vice Chairman                                           Jeffrey C. Walker**
Managing Director; Head of Credit Risk Policy           Suzanne Hammett*
Executive Vice President; General Auditor               William J. Moran*
Chief Financial Officer                                 Dina Dublon*
General Counsel                                         William H. McDavid*
Director of Human Resources                             John J. Farrell*
Director of Corporate Marketing and Communications      Frederick W. Hill*
Executive Vice President; Head of Market
  Risk Management   Lesley Daniels Webster*
Managing Director; Corporate Treasurer                  David B. Edelson*

Corporate Secretary                                     Anthony James Horan*
Senior Vice President; Chief Compliance Officer         Gregory S. Meredith*
Controller                                              Joseph L. Scalfani*
Assistant Corporate Secretary                           James C. Berry*


--------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.




SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  VI Technologies, Inc.                              CUSIP NO.: 917920100


                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer       William B. Harrison Jr.*
Vice Chairman                                           David A. Coulter*
Vice Chairman                                           Walter A. Gubert*
Vice Chairman                                           Thomas B. Ketchum*
Vice Chairman                                           Donald H. Layton*
Vice Chairman                                           James B. Lee Jr. *
Vice Chairman                                           Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management
  and Administration                                    Marc J. Shapiro*
Executive Officer                                       Steven D. Black*
Executive Officer                                       Donald H. McCree III*
Executive Officer                                       James I. Staley*
Executive Officer                                       Don M. Wilson*
Executive Officer                                       William T. Winters*
Executive Vice President; General Auditor               William J. Moran*
Executive Vice President; Chief Financial Officer       Dina Dublon*
Executive Vice President; Head of Market
  Risk Management                                       Lesley Daniels Webster*
Chief Credit Officer                                    Robert S. Strong*
Managing Director                                       Paul W. Brandow*
Managing Director; Corporate Treasurer                  David B. Edelson*
Managing Director; Head of Credit Risk Policy           Suzanne Hammett*
Managing Director                                       Louis M. Morrell*
Managing Director                                       John Steinhardt*
Managing Director                                       John Wilmet*
Managing Director                                       Jorge V. Jasson*
General Counsel                                         William H. McDavid*
Corporate Secretary                                     Anthony James Horan*
Senior Vice President; Assistant General Counsel        Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer         Gregory S. Meredith*
Director of Human Resources                             John J. Farrell*
Director of Corporate Marketing and Communications      Frederick W. Hill*
Controller                                              Joseph L. Scalfani*
Assistant Corporate Secretary                           James C. Berry*


--------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.





SEC 1745 (3-98)